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                                          Registration Statement No. 333-
                                                                         ------

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 ---------------

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                      UICI
             (Exact name of registrant as specified in its charter)

         DELAWARE                                          75-2044750
(State or other jurisdiction of                           (IRS Employer
incorporation or organization)                          Identification No.)

         4001 MCEWEN DRIVE,
            SUITE 200,
           DALLAS, TEXAS                                      75244
(Address of principal executive offices)                    (Zip Code)

                 UICI EMPLOYEE STOCK OWNERSHIP AND SAVINGS PLAN
                            (Full title of the Plan)

                               Glenn W. Reed, Esq.
                  Executive Vice President and General Counsel
                                      UICI
                          4001 McEwen Drive, Suite 200
                               Dallas, Texas 75244
                                 (972) 392-6700
                     (Name and address of agent for service)

                            Telephone: (972) 392-6700
          (Telephone number, including area code, of agent for service)

                         Copy of all communications to:
                             Robert J. Joseph, Esq.
                            Gardner, Carton & Douglas
                             321 North Clark Street
                             Chicago, Illinois 60610
                                 (312) 644-3000

                         CALCULATION OF REGISTRATION FEE

===========================================================================================
                                                     Proposed      Proposed
         Title of                                    Maximum       Maximum
        Securities                  Amount          Offering      Aggregate    Amount of
           To be                    To be             Price        Offering   Registration
        Registered               Registered (1)     Per Share       Price         Fee
-----------------------------  ----------------   ------------   ----------  --------------
Common Stock, $0.01 par value  1,610,000 shares          $5.25   $8,452,500          $2,232
===========================================================================================


(1) In addition, pursuant to Rule 416(c) promulgated under the Securities Act of 1933, this registration statement also covers an indeterminate amount of additional securities in order to adjust the number of securities reserved for issuance pursuant to the Plan as a result of a stock split, stock dividend or similar transaction affecting the Common Stock.




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                                     PART II

         This Registration Statement covers 1,610,000 additional shares of Common Stock, par value $.01 per share of UICI (the "Common Stock"), which may be offered or sold from time to time pursuant to the UICI Employee Stock Ownership and Savings Plan (formerly the United Insurance Companies, Inc. Employee Stock Ownership Plan). The Registrant previously registered the issuance of 2,500,000 shares of Common Stock in connection with the United Insurance Companies, Inc. Employee Stock Ownership Plan on its Registration Statement on Form S-8 (Registration No. 333-19891) as filed with the Securities and Exchange Commission on January 16, 1997. The contents of Registration Statement No. 333-19891 are incorporated by reference herein.

ITEM 3. INCORPORATION OF DOCUMENTS BY REFERENCE

         The following documents filed by the Registrant with the Securities and Exchange Commission are incorporated herein by reference and made a part hereof:

     (a)  Annual Report on Form 10-K for the fiscal year ended December 31,
          1999;

     (b) The Registrant's Quarterly Reports on Form 10-Q for the quarters ended March 31, 2000 and June 30, 2000;

     (c) The Registrant's Current Reports on Form 8-K filed with the Securities and Exchange Commission on February 14, 2000, (dated February 10,
          2000), February 28, 2000 (dated February 18, 2000), March 7, 2000
          (dated February 28, 2000), March 23, 2000 (dated March 17, 2000), April 19, 2000 (dated April 14, 2000), July 6, 2000 (dated June 29,
          2000) and August 3, 2000 (dated August 2, 2000);

     (d)  Form 8-A for registration of certain classes of securities pursuant to
          Section 12(b) or (g) of the Securities Exchange Act of 1934 as filed on April 22, 1999, which contains a description of the Registrant's Common Stock, $0.01 par value; and

     (e) The Plan's Annual Report on Form 11-K for the year ended December 31, 1999.

         In addition, each document filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Securities Exchange Act of 1934, prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference herein and to be part hereof from the date of filing of such documents.

ITEM 4. DESCRIPTION OF SECURITIES

         Not Applicable.

ITEM 5. INTERESTS OF NAMED EXPERTS AND COUNSEL

         The consolidated financial statements and schedules of UICI appearing in UICI's Annual Report (Form 10-K) for the year ended December 31, 1999, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.




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         The consolidated financial statements and schedules of the Plan appearing in Plan's Annual Report (Form 11-K) for the year ended December 31, 1999, have been audited by Whitley Penn, independent auditors, as set forth in their report thereon included therein and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

         The legality of the shares of the Common Stock of UICI to be issued in connection with the UICI Employee Stock Ownership and Savings Plan is being passed upon for UICI by Glenn W. Reed, Executive Vice President and General Counsel of UICI. At June 30, 2000, Mr. Reed was the beneficial owner of 33,929.42 shares of UICI Common Stock (including options to purchase 5,700 shares of Common Stock).

ITEM 6. INDEMNIFICATION OF DIRECTORS AND OFFICERS

         Section 145 of the General Corporation Law of Delaware authorizes indemnification of directors, officers and employees of Delaware corporations.
Article VIII of the registrant's by-laws (i) authorizes the indemnification of directors and officers (the "Indemnitees") under specified circumstances to the fullest extent authorized by the General Corporation Law of Delaware, (ii) provides for the advancement of expenses to the Indemnitees for defending any proceedings related to the specified circumstances, (iii) gives the Indemnitees the right to bring suit against the registrant to enforce the foregoing rights to indemnification and advancement of expenses, and (iv) authorizes the registrant to maintain certain policies of insurance to protect itself and any of its directors, officers or employees. The registrant has an insurance policy covering its directors and officers against certain personal liability, which may include liabilities under the Securities Act of 1933 as amended.

ITEM 7. EXEMPTION FROM REGISTRATION CLAIMED

         Not Applicable.

ITEM 8. EXHIBITS

     4.1 Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 4.1(i)(a) to the Registrant's Form S-8 (File No. 333-85113), filed August 13, 1999).

     4.2 Restated By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 to Registrant's Quarterly Report on Form 10-Q (File No. 1-14953), filed on May 14, 1998).

     5.1  Opinion of Counsel regarding legality of securities.

     15   None.

     23.1 Auditors' Consent.

     23.2 Auditors' Consent.

     23.3 Consent of Counsel (included in Exhibit 5).

     24.1 Power of attorney.

     99   None.



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ITEM 9. UNDERTAKINGS

A. Updating Disclosure

The undersigned registrant hereby undertakes:

     (1) To file, during any period in which offers of sales are being made, a post-effective amendment to this registration statement:

         (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

         (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement;

        (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

Provided, however, that paragraphs (1)(i) and (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrant pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

B. Subsequent Exchange Act Documents.

The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by



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reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

C. Indemnification.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer of controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



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                                   SIGNATURES

         The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Dallas, state of Texas, on this 14th day of August 2000.


                                                       UICI


                                       By       /s/ GREGORY T. MUTZ
                                          -------------------------------------
                                                    Gregory T. Mutz,
                                          President and Chief Executive Officer


Pursuant to the requirements of Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

                                    SIGNATURE

                              /s/ RONALD L. JENSEN
                      -------------------------------------
                                Ronald L. Jensen,
                       Chairman of the Board and Director
                                 August 14, 2000


                               /s/ GREGORY T. MUTZ
                      -------------------------------------
                                Gregory T. Mutz,
             President, Chief Executive Officer, Principal Financial
                              Officer and Director
                                 August 14, 2000


                               /s/ CONNIE PALACIOS
                      -------------------------------------
                             Maria Consuelo Palacios
                                   Controller
                           (Chief Accounting Officer)
                                 August 14, 2000


                               RICHARD T. MOCKLER*
                      -------------------------------------
                               Richard T. Mockler,
                                    Director
                                 August 14, 2000




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                              GEORGE H. LANE, III*
                     -------------------------------------
                              George H. Lane, III,
                                    Director
                                 August 14, 2000



                                STUART D. BILTON*
                     -------------------------------------
                                Stuart D. Bilton,
                                    Director
                                 August 14, 2000


                             PATRICK J. MCLAUGHLIN*
                     -------------------------------------
                             Patrick J. McLaughlin,
                                    Director
                                 August 14, 2000


                               WILLIAM J. GEDWED*
                     ------------------ ------------------
                               William J. Gedwed,
                                    Director
                                 August 14, 2000


                  *By        /s/ GLENN W. REED
                     -------------------------------------
                                 Glenn W. Reed,
                                Attorney-in-Fact
                                 August 14, 2000

                                   SIGNATURES

         The Plan. Pursuant to the requirements of the Securities Act of 1933, the Administrative Committee appointed under the UICI Employee Stock Ownership and Savings Plan has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Dallas, state of Texas, on this 14th day of August, 2000.


                                          UICI EMPLOYEE STOCK OWNERSHIP AND
                                                    SAVINGS PLAN


                                       By        /s/  ALAN D. TRACY
                                         --------------------------------------
                                                      Alan D. Tracy
                                         Member of the Administrative Committee

                                  EXHIBIT INDEX


4.1 Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 4.1(i)(a) to the Registrant's Form S-8 (File No. 333-85113), filed August 13, 1999).

4.2 Restated By-Laws of the Registrant (incorporated by reference to 3.2 to Registrant's Quarterly Report on Form 10-Q (File No. 1-14953), filed on May 14, 1998).

5.1     Opinion of Counsel regarding legality of securities.

15      None.

23.1    Auditors' Consent.

23.2    Auditors' Consent.

23.3    Consent of Counsel (included in Exhibit 5).

24.1    Power of attorney.

99      None.